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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

              Date of report (date of earliest event reported):
                               August 22, 2003



                           LUCENT TECHNOLOGIES INC.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


        1-11639                                         22-3408857
(Commission File Number)                     (IRS Employer Identification No.)


600 Mountain Avenue, Murray Hill, New Jersey            07974
  (Address of principal executive offices)            (Zip Code)


                                (908) 582-8500
                       (Registrant's telephone number)




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ITEM 5.  OTHER EVENTS

Following allegations made by National Group for Communications and Computers Ltd. in an action filed against Lucent Technologies on August 8, 2003, the company has been informed by the U.S. Department of Justice and the Securities and Exchange Commission that they have each commenced an investigation into possible violations of the Foreign Corrupt Practices Act in connection with the company's operations in Saudi Arabia. The company is cooperating with both agencies.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        LUCENT TECHNOLOGIES INC.


Dated:  August 22, 2003                 By: /s/ Richard J. Rawson
                                            ---------------------
                                        Name:  Richard J. Rawson
                                        Title: Senior Vice President, General
                                               Counsel and Secretary